SMITH BARNEY APPRECIATION FUND INC.
         SMITH BARNEY MANAGED GOVERNMENTS FUND
         INC.
          SMITH BARNEY NATURAL RESOURCES FUND
          INC.

     Supplement dated February 20, 1996 to Statements of
                   Additional Information*

      The following supplements, and should be read in conjunction with, the disclosure found in the Statement of Additional Information of each of the above mutual funds (each, a "Fund") under the caption
"Valuation of Shares":
      U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Fund's Board of Directors.


* Statement of Additional Information dated:

      Smith Barney Appreciation Fund Inc.          March
1, 1995
      Smith Barney Managed Governments Fund Inc.   April
29, 1995
        Smith    Barney   Natural   Resources   Fund
Inc. January 5, 1996
FD 01092  2/96